UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 20, 2009
GLOBAL CONSUMER ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120

(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

1370 Avenue of the Americas, 28th Floor, New York, New York	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 445-7800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GLOBAL CONSUMER ACQUISITION CORP. (“GCAC”) IS HOLDING PRESENTATIONS FOR CERTAIN OF GCAC’S STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING GCAC SECURITIES, REGARDING THE ACQUISITIONS AS FILED IN PREVIOUS REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS ATTACHED THERETO AND HERETO, WHICH MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.
GCAC AND ITS SPONSOR AND THEIR RESPECTIVE AFFILIATES MAY ENTER INTO ARRANGEMENTS TO PURCHASE SHARES OF COMMON STOCK AND/OR WARRANTS OF GCAC IN OPEN MARKET OR PRIVATELY NEGOTIATED TRANSACTIONS.
GCAC INTENDS TO FILE A PROXY STATEMENT WITH THE SEC IN CONNECTION WITH THE SPECIAL MEETING OF THE GCAC STOCKHOLDERS TO APPROVE THE PROPOSED TRANSACTIONS (THE “SPECIAL MEETING PROXY STATEMENT”). STOCKHOLDERS OF GCAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE SPECIAL MEETING PROXY STATEMENT IN CONNECTION WITH GCAC’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. GCAC ALSO INTENDS TO FILE AN INFORMATION STATEMENT WITH THE SEC IN CONNECTION WITH THE AMENDMENT OF ITS WARRANT AGREEMENT (THE “INFORMATION STATEMENT”). WARRANTHOLDERS OF GCAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE INFORMATION STATEMENT IN CONNECTION WITH THE AMENDMENT OF THE WARRANT AGREEMENT BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. GCAC STOCKHOLDERS AND WARRANTHOLDERS CAN ALSO READ GCAC’S DEFINITIVE PROXY STATEMENT, DATED APRIL 28, 2009, IN CONNECTION WITH ITS ANNUAL MEETING OF STOCKHOLDERS, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE GCAC OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. THE SPECIAL MEETING PROXY STATEMENT WILL BE MAILED TO GCAC STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTIONS. THE INFORMATION STATEMENT WILL BE MAILED TO GCAC WARRANTHOLDERS AS SOON AS PRACTICABLE. STOCKHOLDERS AND WARRANTHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT AND/OR THE INFORMATION STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: GLOBAL CONSUMER ACQUISITION CORP., 1370 AVENUE OF THE AMERICAS, 28TH FLOOR, NEW YORK, NEW YORK, 10019, ATTENTION: MR. ANDREW NELSON. FREE COPIES OF THESE DOCUMENTS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (HTTP://WWW.SEC.GOV). IN ADDITION TO THE SPECIAL MEETING PROXY STATEMENT, GCAC FILES ANNUAL, QUARTERLY AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC.
GCAC, 1ST COMMERCE BANK (“1ST COMMERCE BANK”), CAPITOL DEVELOPMENT BANCORP LIMITED V (“CAPITOL DEVELOPMENT”), CAPITOL BANCORP LIMITED (“CAPITOL BANCORP”), COLONIAL BANK (“COLONIAL BANK”), THE COLONIAL BANCGROUP, INC. (“COLONIAL BANCGROUP”) AND THEIR RESPECTIVE DIRECTORS, EXECUTIVE OFFICERS, AFFILIATES AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF GCAC STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS WILL BE INCLUDED IN THE SPECIAL MEETING PROXY STATEMENT AND OTHER MATERIALS TO BE FILED BY GCAC WITH THE SEC..
GCAC’S PROPOSED ACQUISITION OF 1ST COMMERCE BANK AND THE SIMULTANEOUS ACQUISITION OF, AMONG OTHER THINGS, THE NEVADA-BASED DEPOSIT LIABILITIES AND CERTAIN LOANS ATTRIBUTABLE TO COLONIAL BANK’S NEVADA RETAIL BANKING OPERATIONS, ALONG WITH 22 NEVADA RETAIL BANK BRANCHES, ARE SUBJECT TO APPROVALS FROM THE FEDERAL RESERVE BOARD, THE FDIC, THE NEVADA DIVISION OF FINANCIAL INSTITUTIONS AND THE ALABAMA DEPARTMENT OF BANKING. AS A CORPORATION NOT CURRENTLY SUBJECT TO BANK SUPERVISORY REGULATION, GCAC’S APPLICATIONS TO BECOME A BANK HOLDING COMPANY FOR A NEVADA-BASED COMMUNITY BANK ARE SUBJECT TO DIFFERENT STATUTORY APPROVAL PROCESSES MAINTAINED BY SEVERAL FEDERAL AND STATE BANK REGULATORY AGENCIES WITH SUPERVISORY OVERSIGHT AND JURISDICTION OF THE CONTEMPLATED TRANSACTIONS AND THE BANKS THAT ARE PARTIES TO THE CONTEMPLATED TRANSACTIONS. APPROVAL TERMS GRANTED BY THESE FEDERAL AND STATE BANK REGULATORY AGENCIES MAY INCLUDE TERMS AND CONDITIONS MORE ONEROUS THAN GCAC MANAGEMENT CONTEMPLATES, AND APPROVAL MAY NOT BE GRANTED IN THE TIMEFRAMES DESIRED BY THE PARTIES TO THE CONTEMPLATED TRANSACTIONS. BANK REGULATORY APPROVAL, IF GRANTED, MAY CONTAIN TERMS THAT RELATE TO DETERIORATING REAL ESTATE LENDING AND

INDUSTRY ABUSES BOTH NATIONALLY AND IN NEVADA; BANK REGULATORY SUPERVISORY REACTIONS TO THE CURRENT ECONOMIC DIFFICULTIES MAY NOT BE SPECIFIC TO GCAC ITSELF.
This report and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GCAC, 1st Commerce, Capitol Development, Capitol Bancorp, Colonial Bank, Colonial BancGroup, or any of their affiliates, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.
This report and the exhibits hereto include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, but are not limited to, statements regarding GCAC’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this report are based on our current expectations and beliefs concerning future developments and their potential effects on us and speak only as of the date of such statement. There can be no assurance that future developments affecting us will be those that we have anticipated.
These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that the businesses of GCAC and 1st Commerce and the assets of the Nevada branch franchise of Colonial Bank will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the acquisitions may not be fully realized or realized within the expected time frame; (iii) revenues following the acquisitions may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the acquisitions, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental and regulatory approvals of the acquisitions on the proposed terms and schedule; (vi) the failure of GCAC’s shareholders to approve the acquisitions; (vii) local, regional, national and international economic conditions and the impact they may have on 1st Commerce Bank upon consummation of the acquisitions and its customers and GCAC’s assessment of that impact; (viii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (ix) prepayment speeds, loan originations and credit losses; (x) sources of liquidity; (xi) GCAC’s common shares outstanding and common stock price volatility; (xii) fair value of and number of stock-based compensation awards to be issued in future periods; (xiii) legislation affecting the financial services industry as a whole, and/or the parties to the acquisition and their subsidiaries individually or collectively; (xiv) regulatory supervision and oversight, including required capital levels; (xv) increasing price and product/service competition by competitors, including new entrants; (xvi) rapid technological developments and changes; (xvii) following the consummation of the acquisitions, 1st Commerce Bank’s ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xviii) following the consummation of the acquisitions, 1st Commerce Bank’s ability to contain costs and expenses; (xix) governmental and public policy changes; (xx) protection and validity of intellectual property rights; (xxi) reliance on large customers; (xxii) technological, implementation and cost/financial risks in large, multi-year contracts; (xxiii) the outcome of pending and future litigation and governmental proceedings; (xxiv) continued availability of financing; (xxv) financial resources in the amounts, at the times and on the terms required to support 1st Commerce Bank’s future businesses; and (xxvi) material differences in the actual financial results of acquisitions and acquisition activities compared with GCAC’s expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause GCAC’s results to differ materially from those described in the forward-looking statements can be found under the heading “Risk Factors” filed in our Annual Report on Form 10-K for the year ended December 31, 2008. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. GCAC undertakes no obligation to publicly revise these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. For further discussion of certain factors that may cause such forward-looking statements to differ materially from actual results, refer to GCAC’s Form 10-K for fiscal year 2008 and other public documents are available on the SEC’s internet site (http://www.sec.gov).

All subsequent written and oral forward-looking statements attributable to any of matters or entities discussed in this report or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Item 3.03 Material Modification to Rights of Security Holders
Background
On July 13, 2009, Global Consumer Acquisition Corp., a Delaware corporation (“GCAC”) concurrently entered into (i) a Merger Agreement (the “1st Commerce Merger Agreement”), with WL Interim Bank, a Nevada corporation (“Merger Sub”), 1st Commerce Bank, a Nevada-chartered non-member bank (“1st Commerce Bank”), Capitol Development Bancorp Limited V, a Michigan corporation and Capitol Bancorp Limited, a Michigan corporation, which provides for the merger of Merger Sub with and into 1st Commerce Bank, with 1st Commerce Bank being the surviving entity and becoming GCAC’s wholly-owned subsidiary and (ii) an Asset Purchase Agreement (the “Colonial Asset Purchase Agreement”), with Colonial Bank, an Alabama banking corporation, and The Colonial BancGroup, Inc. a Delaware corporation. The transactions contemplated by the 1st Commerce Merger Agreement and the Colonial Asset Purchase Agreement are referred to herein as the “Acquisitions”.
In connection with the Acquisitions, GCAC has initiated a process to become a bank holding company, which will enable it to participate in financial lines of business, and will rename itself Western Liberty Bancorp. Western Liberty Bancorp’s banking operations will be conducted through 1st Commerce Bank, which will be the surviving entity pursuant to the 1st Commerce Merger Agreement and will retain the 1st Commerce Bank name. Founded in 2006, 1st Commerce Bank is a Nevada bank and will continue to operate following the consummation of the Acquisitions. Upon the consummation of the Acquisitions, the combined entity will form a “new” Nevada financial institution with 22 banking branches, and approximately $477.0 million of gross loan assets, $320.0 million of transaction account deposits and $214.0 million in time deposits.
Warrant Restructuring
In connection with the Acquisitions, on July 20, 2009, GCAC entered into a Letter Agreement (the “Warrant Restructuring Letter Agreement”) with warrantholders who have represented to the Company that they collectively hold at least a majority of its outstanding warrants (the “Consenting Warrantholders”) confirming the basis and terms upon which the parties have agreed to amend the Warrant Agreement, dated as of November 27, 2007, between GCAC and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent (the “Original Warrant Agreement”), previously filed with the Securities and Exchange Commission (the “SEC”). The Warrant Restructuring Letter Agreement serves as the consent and approval of each of the Consenting Warrantholders to amend and restate the Original Warrant Agreement. The Consenting Warrantholders consist of holders of GCAC’s public warrants. Hayground Cove Asset Management LLC (“Hayground Cove”), GCAC’s sponsor, which purchased 7.5 million private warrants pursuant to a private placement concurrently with GCAC’s initial public offering, entered into the Warrant Restructuring Letter Agreement as part of an agreement by HCAM to its public warrantholders to restructure GCAC’s founders shares as set forth below under the caption entitled “Founders Shares Restructuring.”
Pursuant to the Warrant Restructuring Letter Agreement, the Original Warrant Agreement shall be amended where applicable to provide for certain new terms of the warrants, including:
•	a new strike price of $12.50 per share of GCAC’s common stock, par value $0.0001 (“Common Stock‘);

•	an expiration occurring on the earlier of (x) seven years from the consummation of the Acquisitions or another business combination or (y) the date fixed for redemption of the warrants set forth in the Original Warrant Agreement;

•	a redemption price of $0.01 per warrant, provided that (x) all of the warrants are redeemed (y) the last sales price of the Common Stock has been equal to or greater than $21.00 per share on each of 20 trading days within any 30 day trading period ending on the third business day prior to the date on which notice of redemption is given and (z) there is an effective registration statement in place with respect to the Common Stock underlying the warrants;

•	mandatory downward adjustment of the strike price for each warrant to reflect any cash dividends paid with respect to the outstanding Common Stock, until such date as GCAC’s publicly traded Common Stock trades at $18.00 or more per share on each of 20 trading days within any 30 trading day period; and

•	in the event an effective registration statement is not in place on the date the warrants are set to expire, the warrants will remain outstanding until 90 days after an effective registration statement is filed. If GCAC has not filed an effective registration statement within 90 days after the expiration date, the warrants shall become exercisable for cash consideration.
In addition, warrants shall not be exercisable by any warrantholder to the extent that, after giving effect to such exercise, any warrantholder or its affiliates would beneficially own in excess of 9.99% of the Common Stock outstanding immediately after giving effect to such exercise.
Each Consenting Warrantholder has represented to GCAC that it is the owner of its respective warrants and has the right to vote and direct the voting of such warrants and give consent and direction with respect thereto to Continental to enter into an amended and restated warrant agreement between GCAC and Continental, as warrant agent (the “Amended and Restated Warrant Agreement”), which GCAC expects to execute as soon as practicable after the execution of the Warrant Restructuring Letter Agreement. The Amended and Restated Warrant Agreement shall be effective upon execution by GCAC and Continental, but the amendments to the Original Warrant Agreement will be subject to (i) receipt by GCAC of the written approval for listing of the amended warrants by the New York Stock Exchange Euronext and (ii) receipt of certifications by GCAC and Continental from the applicable registered holders of such warrants certifying the number of warrants held by the Consenting Warrantholders.
We intend to file the Amended and Restated Warrant Agreement and a Schedule 14C Information Statement in connection with the warrant restructuring as soon as practicable after the execution of the Amended and Restated Warrant Agreement.
Founders Shares Restructuring
On July 20, 2009, GCAC also entered into a Founders Shares Restructuring Agreement with Hayground Cove, pursuant to which Hayground Cove, on behalf of itself and the funds and accounts it manages and shares issued in an insider private placement prior to the consummation of the GCAC’s initial public offering that Hayground Cove or its affiliates control (collectively, the “Founders Shares”), has agreed to cancel at least 90% of the outstanding Founders Shares in exchange for one warrant per Founders Share cancelled (the “Exchange Warrants”). The cancelled Founders Shares will include all such Founders Shares currently held by Hayground Cove and its affiliates. Additional holders of Founders Shares may subsequently agree to restructure their Founders Shares in accordance with the terms of the Founders Shares Restructuring Agreement.
Each Exchange Warrant will be governed by the Amended and Restated Warrant Agreement and have terms identical to those of the restructured outstanding warrants (except as set forth in the Warrant Agreement) as set forth above under the caption entitled “Warrant Restructuring”. The exchange of Founders Shares for Exchange Warrants shall occur prior to or concurrently with the consummation of the Acquisitions. In consideration for entering into the Founders Shares Restructuring Agreement, GCAC shall indemnify Hayground Cove and each participating holder of Founder Shares for any claims that arise out of or are based upon the restructuring of the Founders Shares and shall indemnify Hayground Cove and its affiliates for any of their obligations with respect to the Founders Shares. Under the terms of the Founders Shares Restructuring Agreement, Hayground Cove has waived all right, title, interest or claim in or to the proceeds from GCAC’s IPO and simultaneous private placement, plus all accrued interest, held in GCAC’s trust account.
Both the Warrant Restructuring Letter Agreement and the Founders Shares Restructuring Agreement provide that no warrant held by Hayground Cove or any of its affiliates will be exercisable at any time while under Hayground Cove’s or any of its affiliates’ control. In addition, Hayground Cove will be required to obtain an opinion of bank regulatory counsel that the transfer of any warrants will not make the transferee a “bank holding company” under the Bank Holding Company Act or subject the transferee to prior approval by the Federal Reserve Board under the Change in Bank Control Act. GCAC expects to enter into a new registration rights agreement with respect to the private warrants and the Exchange Warrants.
Each of the foregoing summaries of the Founders Shares Restructuring Agreement, the Warrant Restructuring Letter Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and is qualified in its entirety by, the Warrant Restructuring Letter Agreement, which is Exhibit 4.1 hereto and the Founders Shares Restructuring Agreement, which is Exhibit 4.2 hereto. These agreements are incorporated by reference into this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

4.1	Letter Agreement, dated as of July 20, 2009, between Global Consumer Acquisition Corp. and the signatories thereto

4.2	Founders Shares Restructuring Agreement, dated as of July 20, 2009, between Global Consumer Acquisition Corp. and Hayground Cove Asset Management LLC*

*	Exhibit A and Exhibit B to Exhibit 4.2 appear as Exhibit A to Exhibit 4.1 to this Current Report on Form 8-K and Exhibit 4.1 to this Current Report on Form 8-K, respectively. Annex A to Exhibit 4.2 has been omitted and GCAC agrees to furnish to the SEC a copy of Annex A upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CONSUMER ACQUISITION CORP.
Date: July 21, 2009	By:	/s/ Jason N. Ader
		Name:	Jason N. Ader
		Title:	Chief Executive Officer